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                                     JOINDER

                               AND AMENDMENT NO. 1

                                       TO

                               FINANCING AGREEMENT

     JOINDER AND AMENDMENT NO. 1 TO FINANCING AGREEMENT (this "Joinder Agreement") is entered into as of November 27, 2002, by and among S.L. DANIELLE ACQUISITION, LLC, a New York limited liability company ("Danielle Acquisition"), BERNARD CHAUS, INC. a New York corporation ("Chaus") and THE CIT GROUP/COMMERCIAL SERVICES, INC. ("CIT") as agent (in such capacity, "Agent") for itself and the various other financial institutions (together with CIT, collectively, the "Lenders") named in or which hereafter become a party to the Financing Agreement (as hereafter defined).

                                   BACKGROUND

     Chaus, Agent and Lenders are parties to a Financing Agreement dated as of September 27, 2002 (as amended, modified, restated or supplemented from time to time, the "Financing Agreement") pursuant to which Agent and Lenders provide financial accommodations to Chaus.

     Pursuant to the terms of an Asset Purchase Agreement, dated as of November 27, 2002 between Danielle Acquisition and S.L. Danielle, Inc. ("Seller"), a New York corporation, Danielle Acquisition, a wholly-owned subsidiary of Chaus, is purchasing substantially all of the assets and assuming none of the liabilities (other than as set forth therein) of Seller.

     Chaus has requested that Agent and Lenders consent to the addition of Danielle Acquisition as a party to all Obligations under the Financing Agreement and provide financial accommodations to Danielle Acquisition thereunder, and Agent and Lenders have agreed to do so on the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Chaus by Agent and Lenders, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Financing Agreement.

     2.  Joinder Agreement.

         (a) As of the date hereof, Danielle Acquisition is hereby added as a party to all Obligations under the Financing Agreement, and all references to "Company" hereunder and thereunder shall (except as otherwise provided herein) hereafter be deemed to

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include, severally and collectively, as the context may require, Chaus and
Danielle Acquisition. For the avoidance of doubt, Danielle Acquisition shall not have any several obligations under Sections 7.8 or 7.10 of the Financing Agreement. As of the date hereof, and only in those cases in which the phrase the "Company and its Subsidiaries" is used in the Financing Agreement, the term "Company" shall be deemed to mean "Chaus" and the term "Subsidiaries" shall be deemed to include "Danielle Acquisition."

         (b) Danielle Acquisition hereby adopts the Financing Agreement, assumes in full, and acknowledges that it is jointly and severally liable for, the payment, discharge, satisfaction and performance of all Obligations under the Financing Agreement and the Loan Documents as if it were an original signatory thereunder. Without limiting the generality of the foregoing, in order to secure the prompt payment and performance of the Obligations, Danielle Acquisition hereby assigns, pledges and grants to Agent for its benefit and for the ratable benefit of Lenders a continuing security interest in and to all Collateral (as such term is defined in the Financing Agreement) owned by Danielle Acquisition (the "Danielle Acquisition Collateral"), whether now owned or existing or hereafter acquired or arising and wherever located. For avoidance of doubt, in no event shall Collateral include the accounts receivable of Seller (which Chaus is assisting Seller with collecting) arising from all goods shipped prior to September 1, 2002, as well as those certain goods shipped between September 1, 2002 and September 10, 2002, which such accounts receivable are in amount of less than $5,000, including reversals of any chargebacks, allowances or deductions previously taken by any customers with respect to the receivables referred to in this clause.

         (c) As of the date hereof, Exhibit A and Exhibit B to this Joinder Agreement shall replace Exhibits A and B to the Financing Agreement in their entirety.

     3.  Amendments to Financing Agreement.

         (a) The following defined term is added in its appropriate alphabetical order:

              "BORROWING AGENT" shall mean Bernard Chaus, Inc.

         (b) The following defined terms are amended in their entirety to provide as follows:

              "FACTORING AGREEMENT" shall mean, severally and collectively (i) that certain Factoring Agreement dated as of September 27, 2002 by and between the Company and CIT, as amended by Amendment No. 1 to such Factoring Agreement dated the date hereof and (ii) that certain Factoring Agreement dated as of November 27, 2002 by and between S.L. Danielle Acquisition, LLC and CIT, as such agreements may be amended, modified and supplemented from time to time.

              "GUARANTORS" shall mean (i) Bernard Chaus International (Hong
              Kong), Inc., a Delaware corporation, (ii) Bernard Chaus International (Korea),



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              Inc., a Delaware corporation, (iii) Bernard Chaus International
              (Taiwan), Inc., a Delaware corporation and (iv) Chaus Retail, Inc., a New Jersey corporation.

              "PERMITTED INDEBTEDNESS" (a) current Indebtedness maturing in less than one year and incurred in the ordinary course of business for raw materials, supplies, equipment, services, Taxes or labor; (b) the Indebtedness secured by Purchase Money Liens; (c) Indebtedness arising under the Letters of Credit and this Financing Agreement;
              (d) deferred Taxes and other expenses incurred in the ordinary course of business; (e) the Indebtedness arising by and between the Company and the Guarantors so long as the aggregate amount of such Indebtedness does not exceed $5,000,000 per annum and such Indebtedness is used solely to cover operating expenses and /or expenses incurred in the ordinary course of business, (f) the Indebtedness arising by and between the Company and Danielle Acquisition, and (g) other Indebtedness existing on the date of execution of this Financing Agreement and listed in the most recent financial statement delivered to the Agent and the Lenders or otherwise disclosed to the Agent and the Lenders in writing prior to the Closing Date.

         (c) Section 7.9(e) is amended in its entirety to provide as follows:

              "(e) Assume, guarantee, endorse, or otherwise become liable upon the obligations of any person, firm, entity or corporation, except
              (i) by the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business or (ii) with respect to the guaranty of the Company of the Obligations of Danielle Acquisition to S.L. Danielle, Inc."

         (d) Section 7.14 is amended in its entirety to provide as follows:

              "7.14. The Company hereby (a) represents that each of Bernard Chaus International (Philippines), Inc. and Chaus Specialists, Inc. are inactive corporations and have no material assets (the "Inactive Subsidiaries"), and (b) agrees to dissolve the corporate existence of each of the Inactive Subsidiaries by not later than December 24, 2002."

         (e) Section 7.15 is amended in its entirety to provide as follows:

              "7.15. The Company shall maintain life insurance on Josephine Chaus (the "JC Life Insurance Policy") in the amount of not less than $18,000,000 and shall assign the JC Life Insurance Policy to the Agent (in form and substance satisfactory to the Agent) all rights under the Life Insurance Policy as additional collateral for the Obligations (the "JC Life Insurance Assignments"), provided that the JC Life Insurance Assignment


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              shall be delivered to Agent not later than December 10, 2002. In the event of a collection upon the life insurance policy, the proceeds thereof up to $18,000,000 shall be applied to the Obligations in such order as Agent shall determine in its reasonable discretion. Should the Agent collect more than $18,000,000 with respect to the JC Insurance Policy, the Agent and Lenders shall return to the Company that portion of the proceeds which exceeds $18,000,000."

         (f) A new Section is hereby added to the Financing Agreement as Section 15 in the appropriate sequential order to provide as follows:

              "SECTION 15. BORROWING AGENT

                   15.1. (a) The Company hereby irrevocably designates Borrowing
              Agent to be its attorney and agent and in such capacity to borrow, sign and endorse notes, and execute and deliver all instruments, documents, writings and further assurances now or hereafter required hereunder, on behalf of the Company, and hereby authorizes Agent to pay over or credit all loan proceeds hereunder in accordance with the request of Borrowing Agent.

                   (b) The handling of this credit facility as a co-borrowing facility with a borrowing agent in the manner set forth in this Agreement is solely as an accommodation to the Company and at its request. Neither Agent nor any Lender shall incur liability to the Company as a result thereof except due to willful misconduct or gross (not mere) negligence by the Agent or Lender. To induce Agent and Lenders to do so and in consideration thereof, the Company hereby indemnifies Agent and each Lender and holds Agent and each Lender harmless from and against any and all liabilities, expenses, losses, damages and claims of damage or injury asserted against Agent or any Lender by any Person arising from or incurred by reason of the handling of the financing arrangements of the Company as provided in this Section 15.1, reliance by Agent or any Lender on any request or instruction from Borrowing Agent or any other action taken by Agent or any Lender with respect to this
              Section 15 except due to willful misconduct or gross (not mere) negligence by the indemnified party.

                   (c) All Obligations shall be joint and several, and the
              Company shall make payment upon the maturity of the Obligations by acceleration or otherwise, and such obligation and liability on the part of the Company shall in no way be affected by any extensions, renewals and forbearance granted to Agent or any Lender to the Company, failure of Agent or any Lender to give the Company notice of borrowing or any other notice, any failure of Agent or any Lender to pursue or preserve its rights against the


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              Company, the release by Agent or any Lender of any Collateral now or thereafter acquired from the Company, and such agreement by the Company to pay upon any notice issued pursuant thereto is unconditional and unaffected by prior recourse by Agent or any Lender to the Company or any Collateral for the Company's Obligations or the lack thereof. The Company waives all suretyship defenses with respect to its relationship to Danielle Acquisition.

                   15.2. Bernard Chaus, Inc. ("Chaus") and S.L. Danielle
              Acquisition, LLC ("Danielle Acquisition") expressly waive any and all rights of subrogation, reimbursement, indemnity, exoneration, contribution of any other claim which either Chaus or Danielle Acquisition, as the case may be, may now or hereafter have against either Danielle Acquisition or Chaus, as the case may be, directly or contingently liable for the Obligations hereunder, or against or with respect to either Danielle Acquisition or Chaus' property (including, without limitation, any property which is Collateral for the Obligations), as the case may be, arising from the existence or performance of this Agreement, until termination of this Agreement and repayment in full of the Obligations."

     4. Conditions of Effectiveness. This Joinder Agreement shall become effective as of the date hereof upon satisfaction of the following conditions:

         (a) Agent's receipt of five (5) copies of this Joinder Agreement duly executed by the Company and Agent;

         (b) Agent's receipt of the Amended and Restated Term Loan Promissory Note and Amended and Restated Revolving Credit Note, which have been executed by the Company in the form of Exhibit A and Exhibit B attached hereto;

         (c) Agent shall have received a copy of the resolutions in form and substance reasonably satisfactory to Agent, of the Sole Member of Danielle Acquisition authorizing (1) the execution, delivery and performance of this Joinder Agreement, (2) the execution, delivery and performance of the Factoring Agreement dated the date hereof between Danielle Acquisition and CIT and (3) the granting by Danielle Acquisition of the Liens upon the Danielle Acquisition Collateral, certified by the Secretary or an Assistant Secretary of Danielle Acquisition, as of the date of this Joinder Agreement; and, such certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded as of the date of such certificate;

         (d) Agent shall have received a copy of the Articles of Organization and Operating Agreement of Danielle Acquisition, and all amendments thereto, such Articles of Organization shall have been certified by the Secretary of State or other appropriate official of its jurisdiction of formation;

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         (e) Agent shall have received good standing certificates for Danielle
     Acquisition dated not more than thirty (30) days prior to the date of this Joinder Agreement, issued by the Secretary of State or other appropriate official of Danielle Acquisition's jurisdiction of formation;

         (f) Agent shall have received a Factoring Agreement executed by Danielle Acquisition, and all agreements, instruments and documents executed in connection with such Factoring Agreement;

         (g) Agent shall have received (i) a Stock Pledge Agreement executed by Chaus in regards to Bernard Chaus International (Taiwan), Inc., together with stock certificates and stock powers duly executed in blank and (ii) a Membership Interest Pledge Agreement executed by Chaus in regards to Danielle Acquisition;

         (h) Agent shall have received (i) a Security Agreement - Accounts, Inventory, General Intangibles, Equipment and Other Collateral and (ii) a Guaranty, both executed by Bernard Chaus International (Taiwan), Inc.;

         (i) Agent shall have received in form and substance satisfactory to Agent, updated Certificates of Insurance which add Danielle Acquisition as an insured party and cover the Danielle Acquisition Collateral, wheresoever located and in amounts and on terms acceptable to Agent and updated Loss Payee Policy Endorsements naming Agent as an additional insured;

         (j) Agent shall have received the executed opinion of counsel from Swidler Berlin Shereff Friedman LLP in form and substance satisfactory to Agent, which shall cover such matters incident to the transactions contemplated by this Joinder Agreement and the Financing Agreement, as amended;

         (k) Agent shall have received, in form and substance satisfactory to Agent, executed copies of the Asset Purchase Agreement, the Consulting Agreement, the documentation with respect to the asset purchase of Seller, and all agreements, instruments and documents executed in connection with each of the foregoing;

         (l) Each document (including, without limitation, any Uniform Commercial Code financing statement) required by this Joinder Agreement or under law or reasonably requested by Agent to be filed, registered or recorded in order to create, in favor of Agent, a perfected security interest in or lien upon the Danielle Acquisition Collateral shall have been properly filed, registered or recorded in each jurisdiction in which the filing, registration or recordation thereof is so required or requested, and Agent shall have received an acknowledgment copy, or other evidence satisfactory to it, of each such filing, registration or recordation and satisfactory evidence of the payment of any necessary fee, tax or expense relating thereto;

         (m) Agent shall have received an executed copy of the Payoff Letter between the Company and The Merchants Bank of New York; and


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         (n) Agent shall have received such other certificates, instruments, documents and agreements as may reasonably be required by Agent or its counsel, each of which shall be in form and substance satisfactory to Agent and its counsel.

     5. Representations and Warranties. The Company hereby represents and warrant as follows:

         (a) This Joinder Agreement and the Financing Agreement, as modified hereby, constitute legal, valid and binding obligations of the Company and are enforceable against the Company in accordance with their respective terms.

         (b) The Company hereby reaffirms all covenants, representations and warranties made in the Financing Agreement as amended herein are true and correct in all material respects and agrees that all such covenants, representations and warranties, as applicable, shall be deemed to have been remade as of the effective date of this Joinder Agreement (except to the extent of changes resulting from transactions contemplated or permitted by the Financing Agreement and the other Loan Documents and except to the extent that such representations and warranties relate expressly to an earlier date).

         (c) No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Joinder Agreement.

         (d) As of the date hereof, the Company has no defense, counterclaim or offset with respect to the Financing Agreement.

     6. Additional Representations and Warranties of Danielle Acquisition. Danielle Acquisition hereby further represents and warrants as follows:

         (a) Upon the effectiveness of this Joinder Agreement, all covenants, representations and warranties made in the Financing Agreement shall be deemed to have been made by Danielle Acquisition as of the effective date of this Joinder Agreement.

         (b) Except as set forth on Schedule 6(b) hereto, each of the representations and warranties set forth in Section 7 of the Financing Agreement is true and correct in all material respects with respect to Danielle Acquisition as of the date hereof (except to the extent of changes resulting from transactions contemplated or permitted by the Financing Agreement and the other Loan Documents and except to the extent that such representations and warranties relate expressly to an earlier date);

         (c) Danielle Acquisition is duly organized and in good standing under the laws of the State of New York and is qualified to do business and is in good standing in such states which constitute all states in which qualification and good standing are necessary for Danielle Acquisition to conduct its business and own its property and where the failure to so qualify would have a material adverse effect on Danielle Acquisition or its business. Danielle Acquisition has delivered to Agent true and


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     complete copies of its organizational documents and will promptly notify
     Agent of any amendments or changes thereto.

     7. Governing Law. This Joinder Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York without regard to any conflicts of laws principles thereto that would call for the application of the laws of any other jurisdiction.

     8. Headings. Section headings in this Joinder Agreement are included herein for convenience of reference only and shall not constitute a part of this Joinder Agreement for any other purpose.

     9. Counterparts, Facsimile Signatures. This Joinder Agreement may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which taken together shall be deemed to constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

     10.  Effect on the Financing Agreement.

         (a) Upon the effectiveness of this Agreement, each reference in the Financing Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Financing Agreement as modified hereby.

         (b) Except as specifically modified hereby, the Financing Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

         (c) The execution, delivery and effectiveness of this Joinder Agreement shall not operate as a waiver of any right, power or remedy of Agent or any Lender, nor constitute a waiver of any provision of the Financing Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

         (d) The security interests and liens and rights securing payment of the Obligations are hereby ratified and confirmed by the Company in all respects.



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     IN WITNESS WHEREOF, this Joinder Agreement has been duly executed as of the day and year first written above.


                                       S.L. DANIELLE ACQUISITION, LLC


                                       By:  /s/ Nicholas P. DiPaolo
                                           ------------------------------------


                                       BERNARD CHAUS, INC.


                                       By:  /s/ Nicholas P. DiPaolo
                                           -------------------------------------


                                       THE CIT GROUP/COMMERCIAL SERVICES, INC., as Agent and a Lender


                                       By: /s/ John Szwalek
                                          --------------------------------------